Warranty Liability	3 Months Ended
Jun. 30, 2024
Warranty Provision Abstract
Warranty Liability [Text Block]

18. Warranty Liability

The Company generally provides its customers with a base warranty on its vehicles including those covering brake systems, lower-level components, fleet defect provisions and battery-related components. The majority of warranties cover periods of five years, with some variation depending on the contract. Management estimates the related provision for future warranty claims based on historical warranty claim information as well as recent trends that might suggest past cost information may differ from future claims. This assessment relies on estimates and assumptions about expenditures on future warranty claims.

Actual warranty disbursements are inherently uncertain, and differences may impact cash expenditures on these claims. It is expected that the Company will incur approximately $743,230 in warranty costs within the next twelve months, with disbursements for the remaining warranty liability incurred after this date. An accrual for expected future warranty expenditures is recognized in the period when the revenue is recognized from the associated vehicle sale and is expensed in Product Development Costs in the Company's Sales, general and administrative costs.

The following table summarizes changes in the warranty liability over the three months ended June 30, 2024 and the year ended March 31, 2024:

	3 months ended	Year ended
	June 30, 2024	March 31, 2024

Opening balance	$2,499,890	$2,077,750
Warranty additions	159,813	1,343,838
Warranty disbursements	(380,027)	(774,174)
Warranty expiry	-	(147,108)
Foreign exchange translation	(57)	(416)
Total	$2,279,619	$2,499,890

Current portion	$730,884	$750,806
Long term portion	1,548,735	1,749,084
Total	$2,279,619	$2,499,890